                      Chase Manhattan Grantor Trust 1995-B
                        Statement to Certificateholders
                                  May 17, 1999

-------------------------------------------------------------------------------

===================================================================================================================================
                                                         DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            PRIOR                                                                               CURRENT
               FACE             PRINCIPAL                                                     REALIZED   DEFERRED    PRINCIPAL
 CLASS         VALUE             BALANCE        INTEREST       PRINCIPAL          TOTAL        LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
   A      1,495,963,171.74    116,429,207.64   572,443.60    12,772,745.20    13,345,188.80      0.00      0.00    103,656,462.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    1,495,963,171.74    116,429,207.64   572,443.60    12,772,745.20    13,345,188.80      0.00      0.00    103,656,462.44
===================================================================================================================================




           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                    PASS-THROUGH RATES
==========================================================================               =========================
             PRIOR                                            CURRENT                                 CURRENT
           PRINCIPAL                                         PRINCIPAL                      CLASS    PASS-THRU
 CLASS       FACTOR      INTEREST    PRINCIPAL    TOTAL       FACTOR                                   RATE
--------------------------------------------------------------------------               -------------------------
    A      77.8289264    0.382659    8.538141    8.920800    69.2907850                       A      5.900000 %
--------------------------------------------------------------------------               =========================
 TOTALS    77.8289264    0.382659    8.538141    8.920800    69.2907850
==========================================================================


--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3247
                       Email: kimberly.k.costa@chase.com
--------------------------------------------------------------------------------
[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
--------------------------------------------------------------------------------
                                 MONTHLY REPORT

                                 Due Period                                   42

                                 Due Period Beginning Date              04/01/99
                                 Due Period End Date                    04/30/99
                                 Determination Date                     05/10/99
I. Monthly Expense Summary
     A. Servicing Fee Disbursement                                     97,024.34
     B. Cash Collateral Account Expense                                     0.00
     C. Total Expenses Paid (per $1000 of Original Principal Amount)      0.0649

II. Cash Collateral Account Deposit Amount                                  0.00

III. Outstanding Advance Summary
     A. From Prior Period                                           3,776,444.51
     B. From Current Period                                         3,756,950.95
     C. Change in Amount Between Periods (Line B - A)                 -19,493.56

IV. Available Cash Collateral Account Information for Due Period
     A. Available Cash Collateral Amount                           11,219,723.79
     B. Available Cash Collateral Amount Percentage                     9.6365 %

V. Available Cash Collateral Account Information for Next Period
     A. Available Cash Collateral Amount                           11,219,723.79
     B. Available Cash Collateral Amount Percentage                    10.8240 %

VI. Required Cash Collateral Amount
     A. For the Current Collection Period                          11,219,723.79
     B. For the Next Collection Period                             11,219,723.79

VII. Payment Summary for Servicer
     A. Monthly Servicing Fees
          1. Scheduled Monthly Servicing Fee                           97,024.34
     B. Monthly Disbursements to Servicer
          1. Monthly Servicing Fee and Unpaid Servicing Fee            97,024.34
          2. Reimbursed Advance Amount                                152,530.74
          3. Net Investment Earnings on Certificate Account                 0.00
          4. Total (Lines 1 thru 3)                                   249,555.08
     C. Advance by Servicer                                           133,037.18
     D. Net Disbursement to Seller (Lines B - C)                      116,517.90

VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct    0.00

IX. Disbursements on Cash Collateral Loan
     A. Interest Payment on Loan                                            0.00
     B. Fees and Expenses on Loan                                           0.00
     C. Principal Payment on Loan                                           0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Grantor Trust 1995-B
                                 May 17, 1999
X. Repayment to Seller
     A. From Available Cash Collateral Funds                           48,631.27
     B. From Certificate Account
          1. Excess Funds                                             189,628.40
          2. Certificate Amount Surplus                                     0.00
          3. Excess Amount ( Lines 1 -2)                              189,628.40
     C. Excess Amount Paid Seller (Lines A + B)                       238,259.67

XI. Recoveries of Defaulted Receivables for Due Period                39,006.17

XII. Recoveries of Interest Delinquencies for Due Period             152,530.74



[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
--------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

I. Available Amount in the Certificate Account
     A. Credits
          1. Payments form Obligors Applied to Collection Period
               a. Principal Payments                               12,549,003.99
               b. Recovery of Advance                                 145,968.97
               c. Other Interest Payments                             788,485.35
               d. Total (A thru C)                                 13,483,458.31

          2. Repurchase Amount from Repurchased Receivables
               a. Principal before Cutoff Date                              0.00
               b. Interest before Cutoff Date                               0.00
               c. Principal Payments                                  125,999.50
               d. Recovery of Advance                                   2,101.97
               e. Other Interest Payments                                 768.11
               f. Total (A thru E)                                    128,869.58

          3. Reversal from Defaulted Contracts                              0.00

          4. Recovery of Defaulted Receivables                         39,006.17

          5. Recovery Amount Before Cutoff Date
             (Excluding Repurchased Receivables
               a. Principal                                                 0.00
               b. Interest                                                  0.00
               c. Total (A thru B)                                          0.00

          6. Investment Earnings on Certificate Account                     0.00
          7. Net Adjustments                                                1.0
          8. Advance by Servicer                                      133,037.18
          9. Overpayment from Obligors                                      0.00
          10. Total Credits                                        13,784,372.28

     B. Debits
          1. Overpayments from Obligors                                     0.00
          2. Recovery Amount Before Cutoff Date to Seller
               a. Principal                                                 0.00
               b. Interest.                                                 0.00
               c. Total (Lines A thru B)                                    0.00
          3. Reversal from Defaulted Contracts                              0.00
          4. Reimbursement of Advance
               a. From Payments of Non-Defaulted Receivables          148,070.94
               b. From Recovery of Defaulted Receivables                    0.00
               c. Total (Lines A thru B)                              148,070.94
          5. Net Investment Earnings on Certificate Account                 0.00
          6. Total Debits (Lines 1 thru 5)                            148,070.94

     C. Total Available Amount                                     13,636,301.34

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
--------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

II. Reimbursement of Advance on Defaulted Receivables
     A. Recovery of Advance                                             2,454.85
     B. Unreimbursed Advance from Prior Period                              0.00
     C. Reimbursed Amount (Min: Lines A and B)                              0.00

III. Excess Collections for Collection Period
     A.Excess Spread Amount                                           252,895.85
     B. Net Recovery of Defaulted Receivables
          1.Recovery of Defaulted Receivables                          39,006.17
          2. Reimbursement of Advance                                       0.00
          3. Net Recovery of Defaulted Receivables (lines 1-2)         39,006.17
     C. Excess Spread Amount to this Periods Defaulted Receivables
          1. Balance on Defaulted Receivables
               a. Principal                                            97,741.71
               b. Advanced Interest                                     4,459.80
               c. Unadvanced Interest                                      72.11
               d. Total (Lines A thru C)                              102,273.62
          2. Amount Applied to Default Balance
             (Min: Lines A+B and C.1)                                 102,273.62
     D. Principal Carryover Shortfall                                       0.00
     E. Adjustment to Excess Collection                                     0.00
     F. Excess Collections                                            189,628.40

IV. Scheduled Monthly Disbursements
     A. Unreimbursed Advance on Defaulted Receivables                       0.00
     B. Principal and Interest to Certificateholders
          1. Monthly Prinicpal
               a. From Repurchsed Receivables                         125,999.50
               b. From Defaulted Receivables                           97,741.71
               c. Principal Payment                                12,549,003.99
               d. Total (Lines A thru C)                           12,772,745.20
          2. Monthly Interest                                         572,443.60
          3. Unpaid Interest                                                0.00
          4. Principal Carryover Shortfall                                  0.00
          5. Total                                                 13,345,188.80
     C. Servicing Fee to Servicer
          1. Monthly Servicing Fee                                     97,024.34
          2. Overdue Monthly Servicing Fee                                  0.00
          3. Total (Lines 1 thru 2)                                    97,024.34
     D. Total (Lines A thru C)                                     13,442,213.14

V. Payment Deficiency Amount
     A. Scheduled Monthly Disbursements                            13,442,213.14
     B. Available Distribution Amount
          1. Available Amount in Certificate Account               13,636,301.34
          2. Excess Collections in Certificate Account                189,628.40
          3. Reimbursed Advance on Defaulted Receivables from
             Excess Spread                                              4,459.80
          4. Available Distribution Amount (Lines 1-2-3)           13,442,213.14
     C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)               0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
--------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

VI. Cash Collateral Account Withdrawal
     A. Available Cash Collateral Amount for the
        Collection Period                                          11,219,723.79
     B. Payment Deficiency Amount                                           0.00
     C. Cash Collateral Account Withdrawal                                  0.00

VII. Disbursements from the Certificate Account with CCA Withdrawal
     A. Available Distribution Amount
          1. Available Distribution Amount from Certificate
             Account                                               13,636,301.34
          2. Excess Collections                                       189,628.40
          3. Cash Collateral Account Withdrawal                             0.00
          4. Reimbursed Advance on Defaulted Receivables from
             Excess Spread                                              4,459.80
          5. Available Amount (Lines 1 - 2 + 3 - 4)                13,442,213.14
     B. Disbursements of Advance on Defaulted Receivables                   0.00
     C. Disbursements to Certificateholders                        13,345,188.80
     D. Monthly Servicing Fee and Overdue Servicing Fee                97,024.34
     E. Excess Funds from Certificate Account
          1. Available Amount after Distribution (Lines A - B - C- D)       0.00
          2. Excess Collections                                       189,628.40
          3. Excess Funds (Lines 1 + 2)                               189,628.40

VIII. Average Certificate Principla Balance for the Collection Period
     A. Beginning Balance                                         116,429,207.64
     B. Ending Balance                                            103,656,462.44
     C. Average Balance (Lines(A + B)/2)                          110,042,835.04

IX. Delinquency and Defaults Information

              =======================================================
                                    Group 1
              -------------------------------------------------------
                Period        Number     Delinquency       Principal
                                           Amount           Balance
              -------------------------------------------------------
              30-59 days       512       329,952.55      1,960,450.53
              -------------------------------------------------------
              60-89 days       121       113,609.39        462,128.26
              -------------------------------------------------------
              90-119 days       39        60,169.20        209,321.65
              -------------------------------------------------------
              120+149 days      24        39,554.48        123,031.68
              -------------------------------------------------------
              150+179 days       9        18,506.19         50,474.76
              -------------------------------------------------------
              180+209 days       8        18,720.84         34,265.40
              -------------------------------------------------------
              210+239 days       2         3,986.55          5,522.06
              -------------------------------------------------------
              240+Days
              Delinquent         0             0.00              0.00
              -------------------------------------------------------
              Total            715       584,499.20      2,845,194.34
              =======================================================

     B. Principal Amount of Loans in Defaulted Receivables             97,741.71
     C. Delinquency Percentage
          1. Outstanding Principal Balance for
             Deliquency >= 60 Days                                    884,743.81
          2. Portfolio Principal Ending Balance for the
             Collection Period                                    103,656,462.44
          3. Delinquency Percentage                                     0.8535 %


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
--------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

X. Portfolio Average Delinquency Rate
     A. Delinquency Rate for Second Prior Period                        1.0759 %
     B. Delinquency Rate for Prior Period                               0.9567 %
     C. Delinquency Rate for Current Period                             0.8535 %
     D. Average Deliquency Rate                                         0.9620 %

XI. Portfolio Average Three Due Periods Charge Off Rate
     A. Charge Off Rate for Second Prior Period                         0.5088 %
     B. Charge Off Rate for Prior Period                                0.2485 %
     C. Charge Off Rate for Current Period
          1. Principal Recoveries of Defaulted Receivables             36,290.06
          2. Principal on Defaulted Receivables                        97,741.71
          3. Average Pool Balance for Collection Period           110,042,835.04
          4. Charge Off Rate (12*(Lines (2 - 1)/3)                      0.6701 %
     D. Average Charge Off Rate ((Lines A thru C)/3)                    0.4758 %

XII. Required Cash Collateral Amount for Next Collection Period
     A. Cash Collateral Floor Amount
          1. Maximum Amount                                        11,219,723.79
          2. Possible Floor Amount
               a. Pool Principal Balance at the Beginning of
                  Collection Period                               116,429,207.64
               b. Cumulative Monthly Interest Through Final
                  Distribution Date                                17,173,308.13
               c. Cumulative Monthly Servicing Fee Through Final
                  Distribution Date    2,910,730.19
               d. Total ( Lines A thru C)                         136,513,245.96
          3. Cash Collateral Floor Amount ( Min: Lines 1 & 2)      11,219,723.79
     B. Possible Cash Collateral Amount
          1. Cash Collateral Percentage
               a. Average Three Period Delinquency Percentage           0.9620 %
               b. Delinquency Percentage Trigger                        1.2500 %
               c. Average Three Period Charge Off Rate                  0.4758 %
               d. Charge Off Rate Trigger                               1.2500 %
               e. Maximum Cash Collateral Percentage Specified          7.0000 %
               f. Minimum Cash Collateral Percentage Specified          5.0000 %
               g. Cash Collateral Percentage Applied (If a>b or c>d,
                  then e, else f)       5.0000 %
          2. Pool Principal Balance                               103,656,462.44
          3. Possible Amount                                        5,182,823.12
     C. Required Cash Collateral Amount (Max: Lines A & B)         11,219,723.79

XIII. Deposit to Cash Collateral Account
     A. Excess Funds from Certificate Account                         189,628.40
     B. Required Deposit to Cash Collateral Account
          1. Required Cash Collateral Amount for Next Period       11,219,723.79
          2. Available Cash Collateral Amount                      11,219,723.79
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)                0.00
     C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)        0.00


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
-------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

XIV. Memorandum Spread Account Unfunded Amount
     A. Memorandum Spread Account Cap
          1. Cash Collateral Floor Amount                          11,219,723.79
          2. Possible Cap
               a. Pool Principal Balance                          103,656,462.44
               b. Memorandum Spread Account Cap Percentage
                    1. Average Three Period Charge Off Rate             0.4758 %
                    2. Minimum Charge Off Rate Trigger                  1.2500 %
                    3. Average Three Period Delinquency Rate            0.9620 %
                    4. Minimum Delinquency Percentage                   1.2500 %
                    5. Minimum Cap Percentage Specified                 1.0000 %
                    6. Maximum Cap Percentage Specified                 2.0000 %
                    7. Memorandum Spread Account Cap Percentage
                      (If 1<=2 and 3<=4 then 5 else 6)                  1.0000 %
               c. Possible Amount (Lines a * b)                     1,036,564.62
          3. Memorandum Spread Account Cap (Max: Lines ( 1 + 2))   11,219,723.79
     B. Memorandum Spread Account Amount
          1. Available Cash Collateral Amount                      11,219,723.79
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Principal Balance on Cash Collateral Loan                      0.00
          5. Memorandum Spread Account Amount (Max: 0 &
             Lines 1 + 2 - 3 - 4)  11,219,723.79
     C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)    0.00

XV. Available Cash Collateral Payment Funds
     A. Certificate Account Surplus
          1. Excess Funds from Certificate Account                    189,628.40
          2. Memorandum Spread Account Unfunded Amount                      0.00
          3. Certificate Account Surplus                                    0.00
     B. Cash Collateral Account Surplus
          1. Available Cash Collateral Amount                      11,219,723.79
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Cash Collateral Amount for Next Period       11,219,723.79
          5. Cash Collateral Account Surplus (Max: 0 & Lines
             1 + 2 - 3 - 4)                                                 0.00
     C. Investment Earnings on Cash Collateral Account                 48,631.27
     D. Available Cash Collateral Payment Funds                        48,631.27

XVI. Scheduled Disbursement on Cash Collateral Loan
     A. Scheduled Interest
          1. Interest on Deposit Rate Portion                               0.00
          2. Interest on Base Rate Portion                                  0.00
          3. Unpaid Interest                                                0.00
          4. Total (Lines 1 thru 3)                                         0.00
     B. Fees and Expenses
          1. Fees and Expenses                                              0.00
          2. Overdue Fees and Expenses                                      0.00
          3. Total (Lines 1 thru 2)                                         0.00
     C. Total ( Lines A + B )                                               0.00


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
-------------------------------------------------------------------------------
                      MONTHLY SERVICER CERTIFICATE REPORT

XVII. Excess From Memorandum Spread Account
     A. Memorandum Spread Account Cap                              11,219,723.79
     B. Adjusted Memorandum Spread Account Amount
          1. Memorandum Spread Account Amount                      11,219,723.79
          2. Investment Earnings on Cash Collateral Account            48,631.27
          3. Interest Due to Cash Collateral Loan                           0.00
          4. Fees and Expenses to Cash Collateral Loan                      0.00
          5. Adjusted Memorandum Spread Account Amount
             (Max: 0 & Lines 1 + 2 - 3 - 4)                        11,268,355.06
     C. Excess from Memorandum Spread Account                          48,631.27

XVIII. Disbursement of Available Cash Collateral Payment Funds
     A. Available Cash Collateral Payment Funds                        48,631.27
     B. Interest Payment to Cash Collateral Loan                            0.00
     C. Fees and Expenses on Cash Collateral Depositor                      0.00
     D. Principal Payment to Cash Collateral Loan
          1. Available Disbursement Amount
               a. Available Amount after Disbursement of Interest,
                  Fees, & Expenses                                     48,631.27
               b. From Excess of Memorandum Spread Account             48,631.27
               c. Available Disbursement Amount                             0.00
          2. Principal Balance on Cash Collateral Loan                      0.00
          3. Principal Payment                                              0.00
     E. Excess Amount to Seller                                        48,631.27

XIX. Available Cash Collateral Amount for Next Distrbution Date
     A. Available Cash Collateral Amount
          1. Available Cash Collateral Amount                      11,219,723.79
          2. Cash Collateral Account Deposit from Certificate
             Account                                                        0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Cash Collateral Account Surplus                                0.00
          5. Available Cash Collateral Amount
             (Lines 1 + 2 - 3 - 4)                                 11,219,723.79
     B. Available Cash Collateral Percentage                           10.8240 %

XX. Reimbursed Advance
     A. From Payment in Certificate Account                           148,070.94
     B. From Excess Spread                                              4,459.80
     C. From Certificate Account with Cash Collateral Withdrawal            0.00
     D. Total ( Lines A thru C )                                      152,530.74

XXI. Excess Amount to Seller
     A. From Available Cash Collateral Payment Funds                       48,63
     B. From Certificate Accou
          1. Excess Funds                                             189,628.40
          2. Certificate Account Surplus                                    0.00
          3. Excess Amount                                            189,628.40
     C Excess Amount to Seller (Lines A thru B)                       238,259.67

XXII. Weighted Average Coupon as of Current Period                      9.5028 %
XXIII. Weighted Average Maturity as of Current Period                13.16584180


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                       Chase Manhattan Grantor Trust 1995-B
                                   May 17, 1999
-------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

I. Defaulted Receivables Summary
     A. Beginning Balance
          1. Principal                                              7,758,170.96
          2. Interes                                                  298,541.73
          3. Total                                                  8,056,712.69
     B. Additions
          1. Principal                                                 97,741.71
          2. Interest                                                   4,531.91
          3. Total ( Lines 1 thru 2)                                  102,273.62
     C. Net Recoveries
          1. Principal                                                 36,290.06
          2. Interest                                                   2,501.43
          3. Excess                                                       214.68
          4. Total ( Lines 1 thru 3)                                   39,006.17
     D. Adjustments on Excess from Recoveries                             214.68
     E. Ending Balance
          1. Principal                                              7,819,622.61
          2. Interest                                                 300,572.21
          3. Total ( Lines 1 + 2)                                   8,120,194.82

II. Portfolio Delinquency Summary
     A. Beginning Balance                                           1,929,434.87
     B. Additions                                                   1,446,101.13
     C. Recoveries
          1. From Repurchased Receivables                               6,017.47
          2. Delinquency Adjustments on Matured Contracts               1,826.17
          3. Others                                                 1,472,230.55
          4. Total ( Lines 1 thru 3 )                               1,480,074.19
     D. To Defaulted Receivables                                       30,017.78
     E. Ending Balance                                              1,865,444.03

III. Outstanding Advances Summary
     A. Beginning Balance                                           3,776,444.51
     B. Additions                                                     133,037.18
     C. Reimbursements
          1. For Defaulted Receivables
               a. From Receivables Excess Spread                        4,459.80
               b. From Cash Collateral Withdrawal                           0.00
               c. From Recoveries of Defaulted Receivables                  0.00
               d. Total ( Lines a thru c)                               4,459.80
          2. Others                                                   148,070.94
          3. Total ( Lines 1 thru 2 )                                 152,530.74
     D. Ending Balance ( Lines A + B - C )                          3,756,950.95


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
-------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

IV. Unreimbursed Advances of Defaulted Receivables Summary
     A. Beginning Balance                                                   0.00
     B. Additions                                                       4,459.80
     C. Reimbursements
          1. From Recoveries of Defaulted Receivables                       0.00
          2. From Excess Reserve Account                                4,459.80
          3. From Cash Collateral Withdrawal                                0.00
          4. Total                                                      4,459.80
     D. Ending Balance ( Lines A + B - C)                                   0.00

V. Maturity Interest Deficiency Summary
     A. Beginning Balance                                           2,421,734.62
     B. Additions                                                      67,066.70
     C. Ending Balance                                              2,488,801.32

VI. Certificate Principal Balance
     A. Beginning Balance                                         116,429,207.64
     B. Monthly Prinicpal
          1. Defaulted Receivables                                     97,741.71
          2. Repurchased Receivables                                  125,999.50
          3. Principal Payment                                     12,549,003.99
          4. Total (Lines 1 thru 3)                                12,772,745.20
      C. Ending Balance (Lines A - B)                             103,656,462.44

VII. Automobiles Receivables Balance Summary
     A. Beginning Balance                                         116,429,207.64
     B. Automobile Receivable Monthly Principal
          1. Defaulted Receivables                                     97,741.71
          2. Others                                                12,675,003.49
          3. Total (Lines 1 thru 2)                                12,772,745.20
     C. Ending Balance                                            103,656,462.44

VII. Automobiles Tally Summary
     A. Beginning Number of Receivables                                   30,379
     B. Additions                                                             0
     C. Deductions
          1. Repurchased Receivables                                          22
          2. Defaulted Receivables                                            26
          3. Matured Receivables                                           1,707
          4. Total ( Lines 1 thru 3 )                                      1,755
     D. Ending Number of Receivables                                      28,624


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

                      Chase Manhattan Grantor Trust 1995-B
                                  May 17, 1999
-------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT


VIII. Cash Collateral Loan Summary
     A. Beginning Balance                                                   0.00
     B. Repayment of Loan                                                   0.00
     C. Ending Balance                                                      0.00



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

                   Chase Manhattan Grantor Trust 1995-B

                               May 17, 1999
-------------------------------------------------------------------------------




[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION